EXHIBIT 99.1

News Release

PartnerRe Responds to EXOR Rejection of Good Faith Invitation

to Engage in Constructive Discussions

Will Proceed to Vote on AXIS Merger

PEMBROKE, Bermuda – May 22, 2015 – PartnerRe Ltd. (NYSE:PRE) today issued the following statement in response to a letter from EXOR (EXO IM) regarding its offer to acquire all of the outstanding common shares of the Company for $137.50 per share in cash:

“By demanding that we declare their offer ‘reasonably likely to be a superior proposal’ as a precondition to any negotiations, EXOR has effectively rejected our Board’s good faith offer made yesterday to engage in discussions on price and other terms. We have made it very clear that EXOR’s price and terms are unacceptable.

“The waiver we obtained from AXIS to engage with EXOR contained no restrictions whatsoever that would impede full and open discussions and we remain interested to proceed on that basis to determine whether the offer can be improved so that it is compelling to PartnerRe shareholders on price and terms.

“EXOR’s portrayal in its letter of discussions between EXOR and PartnerRe is simply not credible. While it relates to an earlier proposal, and is not relevant to the latest offer, we point out one last time that we consider inaccurate EXOR’s statement that they did not portray their prior proposal as ‘best and final’.”

PartnerRe will now proceed to shareholder approval of the transaction with AXIS Capital. The Board has not changed its recommendation with respect to, and continues to support, the pending merger with AXIS Capital. The PartnerRe Board’s concerns about the EXOR offer are summarized in a letter to shareholders issued on May 20, 2015 and available on www.partnerre.com.

Credit Suisse and Lazard are acting as financial advisors and Davis Polk & Wardwell LLP and Appleby Global Services Limited are acting as legal counsel to PartnerRe.

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News Release

About PartnerRe

PartnerRe Ltd. is a leading global reinsurer, providing multi-line reinsurance to insurance companies. The Company, through its wholly owned subsidiaries, also offers capital markets products that include weather and credit protection to financial, industrial and service companies. Risks reinsured include property, casualty, motor, agriculture, aviation/space, catastrophe, credit/surety, engineering, energy, marine, specialty property, specialty casualty, multi-line and other lines in its Non-life operations, mortality, longevity and accident and health in its Life and Health operations, and alternative risk products. For the year ended December 31, 2014, total revenues were $6.5 billion. At March 31, 2015, total assets were $22.5 billion, total capital was $8.0 billion and total shareholders’ equity attributable to PartnerRe was $7.2 billion.

PartnerRe on the Internet: www.partnerre.com

PartnerRe Ltd. Contacts:

Investor Contact: Robin Sidders

robin.sidders@partnerre.com
(441)-294-5216

Media Contact: Celia Powell

celia.powell@partnerre.com

(441)-294-5210

Or

Sard Verbinnen & Co
Drew Brown/Robin Weinberg
(212)-687-8080

Important Information For Investors And Shareholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between PartnerRe Ltd. (“PartnerRe”) and AXIS Capital Holdings Limited (“AXIS”). In connection with this proposed business combination, PartnerRe and/or AXIS may file one or more proxy statements, registration statements, proxy statement/prospectus or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document PartnerRe and/or AXIS may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PARTNERRE AND AXIS ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S), PROXY

STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of PartnerRe and/or AXIS, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by PartnerRe and/or AXIS through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by PartnerRe will be available free of charge on PartnerRe’s internet website at http://www.partnerre.com or by contacting PartnerRe’s Investor Relations Director by email at robin.sidders@partnerre.com or by phone at 1-441-294-5216. Copies of the documents filed with the SEC by AXIS will be available free of charge on AXIS’ internet website at http://www.axiscapital.com or by contacting AXIS’ Investor Relations Contact by email at linda.ventresca@axiscapital.com or by phone at 1-441-405-2727.

Participants in Solicitation

PartnerRe, AXIS, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of PartnerRe is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 26, 2015, its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 1, 2014, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, which was filed with the SEC on May 4, 2015 and its Current Reports on Form 8-K, which were filed with the SEC on March 27, 2014, May 16, 2014 and January 29, 2015. Information about the directors and executive officers of AXIS is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 23, 2015, its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 28, 2014, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, which was filed with the SEC on May 4, 2015 and its Current Reports on Form 8-K, which were filed with the SEC on March 11, 2015, January 29, 2015, August 7, 2014, June 26, 2014, March 27, 2014 and February 26, 2014.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between PartnerRe and AXIS are “forward-looking” statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. These forward-looking statements, which are subject to risks, uncertainties and assumptions about PartnerRe and AXIS, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends in their respective businesses. These statements are only predictions based on current expectations and projections about future events. There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in PartnerRe’s and AXIS’ most recent reports on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:

News Release

• the failure to obtain the approval of shareholders of PartnerRe or AXIS in connection with the proposed transaction;

• the failure to consummate or delay in consummating the proposed transaction for other reasons;

• the timing to consummate the proposed transaction;

• the risk that a condition to closing of the proposed transaction may not be satisfied;

• the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;

• AXIS’ or PartnerRe’s ability to achieve the synergies and value creation contemplated by the proposed transaction;

• the ability of either PartnerRe or AXIS to effectively integrate their businesses; and

• the diversion of management time on transaction-related issues.

PartnerRe’s forward-looking statements are based on assumptions that PartnerRe believes to be reasonable but that may not prove to be accurate. AXIS’ forward-looking statements are based on assumptions that AXIS believes to be reasonable but that may not prove to be accurate. Neither PartnerRe nor AXIS can guarantee future results, level of activity, performance or achievements. Moreover, neither PartnerRe nor AXIS assumes responsibility for the accuracy and completeness of any of these forward-looking statements. PartnerRe and AXIS assume no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.